Exhibit 10.59

Banc of America Leasing & Capital, LLC	Equipment Security Note Number: 001

This Equipment Security Note No. 001, dated as of December 6, 2013, (this “Equipment Note”), is entered into pursuant to and incorporates by this reference all of the terms and provisions of that certain Master Loan and Security Agreement No. 26577-70000 dated as of December 6, 2013 (the “Master Agreement”), by and between Banc of America Leasing & Capital, LLC (“Lender”) and Stellaris LLC (“Co-Borrower”), Arb, Inc. (“Co-Borrower”), James Construction Group, L.L.C. (“Co-Borrower”)and Rockford Corporation (“Co-Borrower”), (each a Co-Borrower herein, together referred to as “Borrower”).  All capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Master Agreement. If any provision of this Equipment Note conflicts with any provision of the Master Agreement, the provisions contained in this Equipment Note shall prevail. Borrower hereby authorizes Lender to insert the serial numbers and other identification data of the Equipment, dates, and other omitted factual matters or descriptions in this Equipment Note.

The occurrence of an “Event of Default,” as defined in the Master Agreement, shall entitle Lender to accelerate the maturity of this Equipment Note and to declare the Prepayment Amount to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Master Agreement or otherwise available at law or in equity.  All of Borrower’s Obligations under this Equipment Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever.  Borrower waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce Borrower’s Obligations hereunder, any claim whatsoever against Lender.

1.         Equipment Financed; Equipment Location; Grant of Security Interest.  Subject to the terms and provisions of the Master Agreement and as provided herein, Lender is providing financing in the principal amount described in Section 2 below to Borrower in connection with the acquisition or financing of the following described Equipment:

Quantity	Description	Serial Number	Cost

See Exhibit “A” attached hereto and made a part hereof.

Location of Equipment. The Equipment will be located or (in the case of over-the-road vehicles) based at the following locations:

Location	Address	City	County	State	ZIP

See Exhibit “A” attached hereto and made a part hereof.

Borrower has agreed and does hereby grant a security interest in and to the Equipment and the Collateral related thereto, whether now owned or hereafter acquired and wherever located, in order to secure the payment and performance of all Obligations owing to Lender, including but not limited to this Equipment Note, all as more particularly provided in the Master Agreement.  Lender’s agreement to provide the financing contemplated herein shall be subject to the satisfaction of all conditions established by Lender and Lender’s prior receipt of all required documentation in form and substance satisfactory to Lender in its sole discretion.

2.         Payments.  For value received, Borrower promises to pay to the order of Lender, the principal amount of $10,573,141.34, together with interest thereon as provided herein.  This Equipment Note shall be payable by Borrower to Lender in 84 (eighty four) consecutive monthly, installments of principal and interest (the “Payments”) commencing on January 13, 2014 (the “Initial Payment”) and continuing thereafter through and including December 13, 2020 (the “Maturity Date”) (collectively, the “Equipment Note Term”).  Each Payment shall be in the amount provided below, and due and payable on the same day of the month as the Initial Payment set forth above in each succeeding payment period (each, a “Payment Date”) during Equipment Note Term.  All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each.  The final Payment due and payable on the Maturity Date shall in any event be equal to the entire outstanding and unpaid principal amount of this Equipment Note, together with all accrued and unpaid interest, charges and other amounts owing hereunder and under the Master Agreement.

(a)  Interest Rate.  Interest shall accrue on the entire principal amount of this Equipment Note outstanding from time to time at a fixed rate of two and 21/100 percent (2.21%) per annum or, if less, the highest rate of interest permitted by applicable law (the “Interest Rate”), from the date hereof until the principal amount of this Equipment Note is paid in full, and shall be due and payable on each Payment Date.

(b)  Payment Amount.  The principal and interest amount of each Payment shall be $135,973.40.

3.             Prepayment.  Borrower may prepay all (but not less than all) of the outstanding principal balance of this Equipment Note on a scheduled Payment Date upon 30 days prior written notice from Borrower to Lender, provided that any such prepayment shall be made together with (a) all accrued interest and other charges and amounts owing hereunder through the date of prepayment, and (b) a prepayment charge calculated as follows: two percent (2.0%) of the amount prepaid during months one (1) through twelve (12), one percent (1.0%) of the amount prepaid during months thirteen (13) through thirty-six (36), and no prepayment penalty thereafter; provided, however, that, if any prepayment of this Equipment Note is made following an Event of Default, by reason of acceleration or otherwise, the prepayment charge shall be calculated based upon the full original Equipment Note Term.

4.         Borrower Acknowledgements.  Upon delivery and acceptance of the Equipment, Borrower shall execute this Equipment Note evidencing the amounts financed by Lender in respect of such Equipment and the Payments of principal and interest hereunder.  By its execution and delivery of this Equipment Note, Borrower:

(a)                   reaffirms of all of Borrower’s representations, warranties and covenants as set forth in the Master Agreement and represents and warrants that no Default or Event of Default under the Master Agreement exists as of the date hereof;

(b)                   represents, warrants and agrees that: (i) the Equipment has been delivered and is in an operating condition and performing the operation for which it is intended to the satisfaction of Borrower; (ii) each item of Equipment has been unconditionally accepted by Borrower for all purposes under the Master Agreement and this Equipment Note; and (iii) there has been no material adverse change in the operations, business, properties or condition, financial or otherwise, of Borrower or any Guarantor since December 31, 2012;

(c)                    authorizes and directs Lender to advance the principal amount of this Equipment Note to reimburse Borrower or pay Vendors all or a portion of the purchase price of Equipment in accordance with Vendors’ invoices therefor, receipt and approval of which are hereby reaffirmed by Borrower; and

(d)                   agrees that Borrower is absolutely and unconditionally obligated to pay Lender all Payments at the times and in the manner set forth herein.

5.         Registration.

(a)  All items of Equipment that are motor vehicles shall at all times be registered and titled as follows:

(A)	Registered Owner.	James Construction Group, L.L.C.
11441 Industriplex Blvd Ste 140
Baton Rouge, LA 70809

Arb Inc
26000 Commercentre Drive
Lake Forest, CA 92630

Stellaris LLC
26000 Commercentre Drive
Lake Forest, CA 92630

Rockford Corporation
22845 NW Bennett St Ste 150
Hillsboro, OR 97124

(B)	Lienholder.	Banc of America Leasing & Capital, LLC
2059 Northlake Parkway, 3rd Floor
Tucker, GA 30084

(b)  Borrower shall be responsible for the correct titling of all such items of Equipment.  Borrower shall cause the original certificates of title to be delivered to Lender for retention in Lender’s files throughout the term of the Equipment Note.  All costs of such registration and licensing are for the account of Borrower.

BANC OF AMERICA LEASING & CAPITAL, LLC		Co-Borrower: STELLARIS LLC

By:	/s/Patricia Smith-Disu	By:	Primoris Services Corporation (fka Primoris
Corporation), its Sole Member
Printed Name: Patricia Smith-Disu
		By:	/s/Pete Moerbeek
Title: Vice President		Printed Name:	Pete Moerbeek
		Title:	CFO
Advance Date: 12-13-13
Co-Borrower: Arb, INC.

		By:	/s/Alfons Theeuwes
		Printed Name:	Alfons Theeuwes
		Title:	CFO

Co-Borrower: JAMES CONSTRUCTION GROUP, L.L.C.

		By:	/s/Pete Moerbeek
		Printed Name:	Pete Moerbeek
		Title:	Manager

Co-Borrower: Rockford Corporation.

		By:	/s/Pete Moerbeek
		Print Name:	Pete Moerbeek
		Title:	CFO

Exhibit A EQUIPMENT

The following documents are attached to and made a part hereof:	Equipment Security Note Number
to Master Loan and Security Agreement
Number 26577-70000-001
with:

Equipment is currently located at:

26000 COMMERCENTER DR

LAKE FOREST, CA  92630

Year	Make	Model	Description	Serial No.	Cost
2013	International	7300	13 INTL 7300 DIGGER DERRICK	1HTWBAAN0DJ234906	181,000.00
2013	International	7300	13 INTL 7300 DIGGER DERRICK	1HTWBAAN3DJ234902	181,000.00
2013	International	7300	13 INTL 7300 DIGGER DERRICK	1HTWBAAN6DJ234912	181,000.00
2013	International	7300	13 INTL 7300 DIGGER DERRICK	1HTWBAAN2DJ170609	181,000.00
2009	International	7300	09 INTL 7300 DIGGER DERRICK	1HTWBAAN49J086587	124,500.00
2013	International	7300	13 INTL 7300 BUCKET TRUCK	1HTWBAAN2DJ235068	176,000.00
2013	International	7300	13 INTL 7300 BUCKET TRUCK	1HTWBAAN0DJ235067	176,000.00
2013	Freightliner	M2 106	13 FREIGHTLNR M2106 BUCKET TRK	1FVDCXDT2DHBW2720	176,000.00
2013	Freightliner	M2 106	13 FREIGHTLNR M2106 BUCKET TRK	1FVDCXDT4DHBW2721	176,000.00
2012	International	4300	12 INTL 4300 BUCKET TRUCK	3HAMMAAN7CL451533	146,000.00
2012	Caterpillar	D6T XL	12 CAT D6T XL DOZER	DTD01123	277,228.04
2012	Volvo	PL3005D	12 VOLVO PL3005D PIPELAYER EXC	210011	306,720.00
2012	Caterpillar	336EL	12 CAT 336EL EXCAVATOR	BZY02012	260,164.31
2012	Caterpillar	308E	12 CAT 308E MINI EXCAVATOR	GBJ01042	81,115.24
2012	Caterpillar	950K	12 CAT 950K WHEEL LOADER	R4A00647	217,722.61
2012	Caterpillar	246C	12 CAT 246C SKID STEER LOADER	JAY06902	31,498.33
2012	Caterpillar	246C	12 CAT 246C SKID STEER LOADER	JAY06932	27,884.18
2013	McElroy	Tracstar 900	13 ME TRACSTAR 900 FUSION MACH	C59382	259,735.68
2010	McElroy	618	10 ME 618 PORT FUSION MACHINE	C40337	41,072.78
2014	Ford	Explorer	14 FORD EXPLORER XLT	1FM5K7D8XEGA08514	35,875.11
2013	Ford	F550	13 FORD F550 FLATBED 4X4	1FDUF5HT6DEB42935	49,596.34
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GT4DEB48220	46,586.74
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GT6DEB48218	46,586.74
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GT8DEB48222	46,586.74
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GT1DEB54217	46,586.74
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GT6DEB48221	46,586.74
2013	Ford	F550	13 FORD F550 FLATBED	1FDUF5GTXDEB54216	46,586.74
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FL6DV784407	78,755.14
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FL4DV784406	78,755.14
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FL8DV784408	78,755.14
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FL6DV784410	78,755.14
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FL8DV784411	78,755.14
2013	Ford	F650	13 FORD F650 FLATBED DUMP	3FRWF6FLXDV784409	78,755.14
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01282	437,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01284	437,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01285	437,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01290	437,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01292	480,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01294	480,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01295	480,448.68
2013	Caterpillar	D6T	13 CAT D6T PIPELAYER	ZJB01300	480,448.68
2013	Ford	F750	13 FORD F750 4DR FLATBED DUMP	3FRXW7FL9DV763206	83,779.29
2014	Peterbilt	365	14 PETERBILT 365 LUBETRUCK 6X6	1NPSM70X8ED235399	183,558.23
2014	Peterbilt	365	14 PETERBILT 365 LUBETRUCK 6X6	1NPSM70X0ED235400	182,189.09
2014	Peterbilt	365	14 PETERBILT 365 FUELTRUCK 6X6	1NPSM70X2ED235401	183,558.25
2014	Peterbilt	365	14 PETERBILT 365 FUELTRUCK 6X6	1NPSM70X4ED235402	182,189.09
N/A	Finn	B70S	FINN B70S STRAW BLOWER	13C55535	28,723.88
2013	Kenworth	N/A	2013 KENWORTH FUEL LUBE TRUCK	2NKHHN7X1DM359005	151,900.00
2013	Kenworth	N/A	2013 KENWORTH FUEL LUBE TRUCK	2NKHHN7X2CM326402	85,006.00
2013	Trail King	Lowboy	2013 TRAIL KING LOWBOY TRAILER	5DDKE2639D1006530	92,334.08
2014	KASI	N/A	2014 FLIP AXEL	5DDKB0613E1007010	—
2013	Grove	RT530E-2	2013 RT530E-2 GROVE ROUGH TERRAIN PICKER	233509	356,880.02
2012	Caterpillar	938H	2012 CAT 938H INTEGRATED TOOL CARRIER	MJC01836	153,570.35
2012	Caterpillar	930K	2012 CAT 930K INTEGRATED TOOL CARRIER	RHN00517	146,816.69
2012	Caterpillar	320EL	2012 CAT EXACAVATOR 320EL RR	TFX00209	161,401.74
2012	Caterpillar	320EL	2012 CAT EXACAVATOR 320EL RR	TFX00186	149,181.23
2012	Caterpillar	AP1000E	2012 CAT AP1000E ASPHALT PAVER	T1F00106	395,128.70
2013	Caterpillar	140M 2	2013 CAT MOTOR GRADER 140M2	M9D01521	326,171.36
					10,573,141.34